                                                                   EXHIBIT 23.2

                   Consent of Independent Public Accountants
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement (No. 333-00000) filed on Form S-11 by Wilshire Real Estate Investment Trust Inc. with the Securities and Exchange Commission.

                                                         /s/ Arthur Andersen LLP
                                                         ARTHUR ANDERSEN LLP

October 29, 1997
Los Angeles, California